Business And Significant Accounting Policies ((Schedule Of Cash, Cash Equivalents And Restricted Cash) (Details) - USD ($) $ in Millions	Sep. 30, 2022	Dec. 31, 2021	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash and cash equivalents	$ 231	$ 11		$ 27
Restricted cash, current	23	13
Restricted cash, noncurrent	68	30
Total cash, cash equivalents and restricted cash on the Condensed Statements of Consolidated Cash Flows	$ 322	$ 54	$ 66	$ 27	$ 4	$ 3